Welcome.® 2024 RBC Capital Markets Financial Institutions Conference The Huntington National Bank is Member FDIC. ®, Huntington® and Huntington. Welcome.® are federally registered service marks of Huntington Bancshares Incorporated. ©2024 Huntington Bancshares Incorporated. March 6, 2024

2024 RBC Capital Markets Financial Institutions Conference Disclaimer 2 CAUTION REGARDING FORWARD-LOOKING STATEMENTS The information contained or incorporated by reference in this presentation contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; the impact of pandemics, including the COVID-19 pandemic and related variants and mutations, and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from recent bank failures and other volatility, including potential increased regulatory requirements and costs, such as FDIC special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; rising interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; and other factors that may affect the future results of Huntington. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2023, which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website http://www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

2024 RBC Capital Markets Financial Institutions Conference Huntington: A Purpose-Driven Company 3 OUR PURPOSE We make people’s lives better, help businesses thrive, and strengthen the communities we serve OUR VISION To be the leading People-First, Digitally Powered Bank Purpose and Vision Linked to Business Strategies Guided by Through-the-Cycle Aggregate Moderate-to-Low Risk Appetite

2024 RBC Capital Markets Financial Institutions Conference Key Messages Delivering high-quality loan growth, supported by core businesses and bolstered by investments in new markets and expertise2 Rigorously managing credit quality, supported by disciplined client selection, underwriting, and portfolio management, aligned with our aggregate moderate-to-low risk appetite4 Capitalizing on position of strength, leveraging robust capital base, executing growth initiatives and seizing upon opportunities to further accelerate1 Growing our granular deposit base and supporting a well-managed beta, while maintaining a leading funding and liquidity profile3 Maintaining focus on core strategies, driving adjusted CET1 higher, and poised to deliver earnings growth throughout 2024 and expand further into 20255 4

2024 RBC Capital Markets Financial Institutions Conference Operating from a Position of Strength 5 Data as of 4Q23 unless otherwise noted; Peers include CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, ZION See reconciliations on slide 17 (ROTCE) and slide 18 (CET1) and notes on slide 19 Capital Adj. CET1(1) Deposits / Liquidity Liquidity(3) as % of Uninsured Deposits Credit NCO Since 4Q21 Earnings NIM Peer Median 0.16% Peer 7 Peer 8 Peer 4 Peer 2 Peer 6 Peer 1 Peer 3 Peer 9 HBAN Peer 10 Peer 5 3.07% Peer 9 Peer 3 Peer 7 Peer 6 Peer 2 Peer 10 Peer 5 Peer 8 HBAN Peer 4 Peer 1 -6.4%1.62% 14.3%11.6% CET1 + ACL 12.0% Deposit Growth Since 4Q21(2) +5.2% ACL % of Loans 1.97% Adj. ROTCE ex AOCI(1) (FY23) 15.0% Peer Median Peer Median Peer Median 8.6% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 HBAN Peer 2 Peer 1 206% Peer 2 Peer 8 Peer 3 Peer 10 Peer 1 Peer 4 Peer 7 Peer 6 Peer 5 Peer 9 HBAN Top Quartile

Drivers of Full Year 2024 Loan Growth

Differentiated Loan Growth Outlook

- Commercial portfolios drive majority of growth:
  - Led by existing businesses including auto floorplan, regional / business banking, and distribution finance
  - Bolstered by new expansion markets and industry verticals (Carolinas, fund finance, healthcare ABL, Native American fin. services)
- Consumer portfolios also growing:
  - Powered by auto and RV / marine

Average Loan Growth Outlook



+3% to +5%
$120.9
• Auto Floorplan
• Regional/ Business Banking
• Distribution Finance
• New Markets & Verticals
• Auto
• RV / Marine
FY23
Commercial
Consumer
FY24

Average Loan and Lease Growth



$109.5
$111.1
$113.9
$117.0
$118.9
$120.4
$121.3
$120.8
$121.2
+8.6%
+2.0%
Expect Increasing Loan Growth Throughout 2024
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24

Note: $ in billions unless otherwise noted

2024 RBC Capital Markets Financial Institutions Conference | 6 | Huntington

2024 RBC Capital Markets Financial Institutions Conference Well-positioned to gain share in attractive, high-growth markets Seizing Opportunity in the Carolinas 7 Expect the Pace of Production to Increase Over the Course of 2024  5 regions staffed with experienced bankers  Building on existing coverage of corporate and specialty banking  Managing relationships locally and leveraging national expertise  Focused on middle market, corporate and specialty banking, regional banking, SBA, and practice finance. Full relationships with loans, deposits, capital markets, and payment revenues Triad Coastal S.C. Upstate S.C. Charlotte Raleigh / Durham $3B HBAN Loans at 12/31/23 #3 Projected Population Growth(1) #2 SBA Lender N. Carolina(3) #5 GDP Ranking Nationally(2) #4 SBA Lender S. Carolina(3) See notes on slide 19

2024 RBC Capital Markets Financial Institutions Conference Further Expanding Commercial Banking Presence in Texas 8 Deploying Proven Commercial Expansion Playbook in Local Markets #1 SBA Lender(3) #1 Projected Population Growth(1) $6B HBAN Loans at 12/31/23 #2 GDP Ranking Nationally(2) Increasing Resources to Gain Market Share  Established, 10+ year presence, with demonstrated track record  Building upon existing, national businesses operating across the state, including:  Asset Finance  Capital Markets / Capstone  Corporate and Specialty Banking  Vehicle Finance  Adding local, dedicated middle market teams Opening Middle Market Office in Dallas #8 Largest Global Economy(4) See notes on slide 19

2024 RBC Capital Markets Financial Institutions Conference 9 Drivers of Net Interest Income  Expect sequential increases, with growth rate accelerating throughout 2024  Broad-based organic growth opportunities, focused on funding strong returns  Fixed Asset Repricing Opportunity: ~$13 – 15B fixed asset repricing opportunity across FY24 with ~350bps of yield pickup, primarily in auto, RV / Marine, and mortgage portfolios  Disciplined Down Deposit Beta Management: Substantial opportunity throughout 2024, driven by reduction in pricing and duration which has already begun  Hedging Program: Expect benefit from lower negative carry throughout 2024 Historical Interest Rates and Deposit Costs Net Interest Income Outlook Range dependent on level of interest rates and pace of loan growth Continued Loan Growth Stable to Rising Net Interest Margin 1 2 1.75 3.25 4.50 5.00 5.25 5.50 5.50 0.07 0.25 0.64 1.13 1.57 1.91 2.14 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 Fed Funds Target Rate HBAN Total Deposits Cost Higher Scenario (3 cuts by YE24) Lower Scenario (5 cuts by YE24)

2024 RBC Capital Markets Financial Institutions Conference Peer 1 Peer 2 Peer 3 Peer 4Peer 5 Peer 6 Peer 7 -25 -20 -15 -10 -5 0 5 20 25 30 35 40 45 50 De po sit G ro w th (% ) Deposit Beta (%) Growing Core Deposit Base and Managing Liquidity 10  Core balances represented majority of net growth since YE22, and core average consumer deposits have increased for 15 consecutive months  Benefitting from a diverse and highly granular deposit base, with 70% insured deposits  Driving deposit growth with disciplined pricing and beta Highlights Total Change YoY ($M) 1,126 1,442 1,168 1,142 (249) 4,666 6,433 8,907 6,077 5,359 9,876 0.0% 1.6% 1.9% 2.0% 2.1% 2.2% 2.8% 5.2% 5.7% 7.4% 9.5% Peer 5 HBAN Peer 6 Peer 8 Peer 1 Peer 10 Peer 9 Peer 2 Peer 3 Peer 4 Peer 7 FHLB / Total Liabilities(3) Median = 2.5% 1.8% 2.6% 3.3% 3.5% 3.6% 6.3% 6.8% 7.7% 8.3% 8.4% 14.6% Peer 5 Peer 4 Peer 3 Peer 1 HBAN Peer 8 Peer 10 Peer 2 Peer 9 Peer 6 Peer 7 Brokered Deposits YoY Change and % of Total(2) Median = 6.5% See notes on slide 19 Deposit Growth vs. Total Deposit Beta(1) (4Q21 – 4Q23)

2024 RBC Capital Markets Financial Institutions Conference 0.12% 0.07% 0.03% 0.15% 0.17% 0.19% 0.16% 0.24% 0.31%0.14% 0.15% 0.16% 0.19% 0.22% 0.25% 0.31% 0.35% 0.38% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 HBAN Peer Median 1.70% 2.17% 2.09% 2.01% 1.89% 1.87% 1.87% 1.89% 1.90% 1.90% 1.93% 1.96% 1.97% 1.51% 2.00% 1.80% 1.69% 1.60% 1.56% 1.44% 1.44% 1.45% 1.48% 1.52% 1.56% 1.62% CECL…1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 HBAN Peer Median Historical Aggregate Moderate-to-Low Risk Portfolio Allowance for Credit Losses (ACL) 11 (1) Net Charge Off (NCO) % (1) Robust Client Selection and Underwriting Disciplined Credit Culture Supports Through the Cycle Outperformance Consumer – 44% of total portfolio  Prime, super-prime focus with ~770 weighted average original FICO  Proprietary custom scorecards in key businesses  Over 95% of book is secured (Resi Mortgage, Home Equity, Auto) Commercial – 56% of total portfolio  Breadth of industry verticals and diverse geographic footprint  Top quartile CRE concentration (10% of total loans) with 4.2% reserve coverage  Office portfolio represents 1.5% of total loans with ~10% reserve See notes on slide 19

2024 RBC Capital Markets Financial Institutions Conference Bank 1 Bank 2 Bank 3 Bank 4 Bank 5 Bank 6 Bank 7 Bank 8 HBAN Bank 9 Bank 10 Bank 19 Bank 11 Bank 12 Bank 13 Bank 14 Bank 18 Bank 15 Bank 16 Bank 17 Bank 20 Bank 21 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 0% 10% 20% 30% 40% 50% 60% Low CRE Concentration and Top Tier Reserve Coverage 12 CRE Reserve Ratio vs. CRE as % of Total Loans Includes U.S. Listed Banks over $50B in assets as of 12/31/2023(1) CRE as % of Total Loans (4Q23) CR E Re se rv e Ra tio (4 Q 23 ) Top Quartile Concentration and #1 Reserve Coverage of Like-sized U.S. Regional Banks See notes on slide 19

2024 RBC Capital Markets Financial Institutions Conference 13  Dynamically operate through the interest rate environment with an active hedging program  Execute proactive measures to stay ahead of evolving industry requirements 2024 Management Focus Operate from Position of Strength Strategically Manage Risk Resilient Credit Portfolio Drive Revenue  Leverage strong capital base to support balance sheet growth  Seize opportunities to attract talented bankers in new verticals and regions  Accelerate high-quality loan growth with attractive return profile  Power fee revenue opportunities across capital markets, payments, and wealth management  Maintain discipline on underwriting clients through the cycle  Proactive portfolio management approach

Appendix

2024 RBC Capital Markets Financial Institutions Conference 9% 9% 10% 11% 14% 15% 16% 20% 23% 25% 36% Peer 1 Peer 2 HBAN Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10  Well diversified portfolio with rigorous client selection  CRE reserve coverage 4.2% vs peer median of 2%(1)  Office reserve coverage of ~10%  Office portfolio at 1.5% of total loans, and predominately suburban and multi-tenant  CRE – Office maturities (% by year): CRE Loans as % of Total Loans(1) Commercial Real Estate (CRE) Overview 15 Portfolio Characteristics CRE Diversification by Property Type (4Q23) Peer Median: 16% Loan Portfolio Composition (4Q23) Property Type ($ in billions) % of Total Loans Multifamily $4.7 3.9% Industrial 2.0 1.7% Office 1.8 1.5% Retail 1.7 1.4% Hotel 0.9 0.8% Other 1.3 0.9% Total CRE $12.4 10.2% Peers at 4Q23 89.8% 10.2% CRE All Other 26% 18% 23% 10% 23% $1.8 billion FY24 FY25 FY26 FY27 FY28 and Beyond See notes on slide 19

2024 RBC Capital Markets Financial Institutions Conference Commercial Real Estate (CRE) – Multi Family Overview Strategically Diversified Portfolio and Focused on Owner Operators 16 Top 5 MSAs (4Q23)  Sponsor-driven strategy focused on experienced owners and operators Key Portfolio Metrics Loan Portfolio Composition (4Q23) 96.1% 3.9% Multifamily All Other Management Approach Metropolitan Statistical Area (MSA) Balance ($ in millions) % of Total Multifamily Portfolio Columbus, OH $312 6.6% Chicago-Joliet-Naperville, IL 284 6.0% Detroit-Warren-Livonia, MI 245 5.2% Cincinnati-Middletown, OH 231 4.9% Minneapolis-St. Paul-Bloomington, MN 208 4.4%  Average loan size: $6.9 million  Average LTV at Origination: 60%  65%+ locations in suburbs  No exposure to NY or CA rent- controlled units

2024 RBC Capital Markets Financial Institutions Conference Non-GAAP Reconciliation Average Tangible Common Equity, ROTCE ($ in millions) FY 2023 Average common shareholders’ equity $16,217 Less: intangible assets and goodwill 5,731 Add: net tax effect of intangible assets 35 Average tangible common shareholders’ equity (A) $10,521 Less: average accumulated other comprehensive income (AOCI) (3,075) Adjusted average tangible common shareholders’ equity (B) $13,596 Net income available to common $1,817 Add: amortization of intangibles 50 Add: deferred tax (10) Adjusted net income available to common (C) 1,857 Return on average tangible shareholders’ equity (C/A) 17.6% Return on average tangible shareholders’ equity, ex AOCI (C/B) 13.7% ($ in millions) FY 2023 Adjusted net income available to common (C) $1,857 Add: Notable Items, after tax (D) 181 Adjusted net income available to common (E) $2,038 Adjusted return on average tangible shareholders’ equity (E/A) 19.4% Adjusted return on average tangible shareholders’ equity, ex AOCI (E/B) 15.0% 17

2024 RBC Capital Markets Financial Institutions Conference 18 Non-GAAP Reconciliation Common Equity Tier 1 (CET1) CET1 – AOCI Impact ($ in millions) 4Q23 Common Equity Tier 1 (A) $14,212 Add: accumulated other Comprehensive income (loss) (AOCI) (2,676) Less: cash flow hedge (363) Adjusted Common Equity Tier 1 (B) $11,899 Risk Weighted Assets (C) $138,686 Common Equity Tier 1 ratio (A/C) 10.25% Adjusted CET1 Ratio (B/C) 8.58% AOCI impact adjusted for cash flow hedges on loan portfolio 1.67% CET1 – ACL Impact ($ in millions) 4Q23 Common Equity Tier 1 (A) $14,212 Add: allowance for credit losses (ACL) 2,400 Adjusted Common Equity Tier 1 (B) $16,612 Risk Weighted Assets (C) $138,686 Common Equity Tier 1 ratio (A/C) 10.25% CET1 Adjusted for ACL ratio (B/C) 11.98% ACL Impact 1.73%

2024 RBC Capital Markets Financial Institutions Conference Notes 19 Slide 5: (1) AOCI adjustment aligned to the GSIB reporting requirement - exclusion of AOCI adjusted for cash flow hedges on loan portfolio (2) Average deposit growth 4Q21-4Q23. Source: S&P Global Market Intelligence and filings - Peers include CMA, FITB, KEY, PNC, RF, TFC, ZION; excludes banks impacted by mergers (CFG, USB and MTB) (3) Liquidity is cash and cash equivalents and available contingent borrowing capacity at the Federal Reserve & FHLB Slide 7: (1) Average projected population growth by number from 2024-2029. Source: S&P Global Market Intelligence (2) Combined North Carolina and South Carolina GDP contribution to total US economy in 3Q23. Source: U.S Bureau of Economic Analysis (3) By number (units) of 7(a) loans in 2023 Slide 8: (1) Average projected population growth by number from 2024-2029. Source: S&P Global Market Intelligence (2) By number (units) of 7(a) loans in 2023 (3) Texas GDP contribution to total US economy in 3Q23. Source: U.S Bureau of Economic Analysis (4) Source: ‘Texas Economic Snapshot’ – Office of the Texas Governor website Slide 10: (1) Source: S&P Global Market Intelligence and filings - Peers include CMA, FITB, KEY, PNC, RF, TFC, ZION; excludes banks impacted by mergers (CFG, USB and MTB) (2) Source: S&P Global Market Intelligence and filings - Peers include national bank entities of CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, ZION. Data as of 4Q23 (3) Source: S&P Global Market Intelligence and filings - Peers include CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, ZION. Data as of 4Q23 Slide 11: (1) Source: S&P Global – Includes all peers: CMA, FITB, ZION, KEY, MTB, PNC, RF, TFC, CFG, and USB Slide 12: (1) Source: Company 2023 Form 10K's. Includes publicly listed US-based banks with >$50 billion in assets as of 12/31/23 if data was available for both the CRE concentration and CRE reserve ratio. Excludes BHC's primarily classified as card issuers or adjacent to a depository institution. CRE Concentration and CRE Reserves based on SEC financials where available. Slide 15: (1) Source: S&P Global Market Intelligence and filings - Peers include CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, ZION. Data as of 4Q23